SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A(1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 14, 2003

BEA Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-22369	77-0394711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2315 North First Street, San Jose, California	95131
(Address of Principal Executive Offices)	(Zip Code)

(408) 570-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

(1)	THIS AMENDMENT NUMBER 2 FURTHER AMENDS THE REGISTRANT’S REPORT ON FORM 8-K ORIGINALLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 14, 2003, AS AMENDED ON APRIL 21, 2003.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

On February 14, 2003, BEA Systems, Inc. (“BEA”), a Delaware corporation, filed a Current Report on Form 8-K to report its acquisition of CrossLogix, Inc. (“CrossLogix”), a California corporation. On April 21, 2003, BEA filed Amendment Number 1 to the Current Report on Form 8-K in order to file i) audited financial statements for the years ended December 31, 2002 and December 31, 2001 for CrossLogix; ii) unaudited pro forma condensed combined balance sheets as of October 31, 2002 and September 30, 2002 for BEA and CrossLogix, respectively; and iii) unaudited pro forma condensed combined statements of operations for the nine months ended October 31, 2002 and September 30, 2002 and the twelve months ended January 31, 2002 and December 31, 2001 for BEA and CrossLogix, respectively. This Amendment Number 2 to the Current Report on Form 8-K further amends Item 7 of the subject Current Report on Form 8-K in order to provide the unaudited pro forma condensed combined balance sheets as of January 31, 2003 and December 31, 2002 and the unaudited pro forma condensed combined statements of operations for the fiscal year ended January 31, 2003 and December 31, 2002 for BEA and CrossLogix, respectively.

(a) Financial Statements

The CrossLogix financial statements required by this item are included as a previously filed exhibit, which was filed with the Securities and Exchange Commission on April 21, 2003.

(b) Pro Forma Financial Information

The pro forma financial information required by this item is included as an exhibit hereto.

(c) Exhibits

2.1	Agreement and Plan of Merger dated January 28, 2003, by and among BEA Systems, Inc., Cardinal Acquisition Corp., CrossLogix, Inc., Kenneth Schroeder and Mark Moriconi. (1)

23.1	Consent of PricewaterhouseCoopers LLP, independent accountants.

99.1	Unaudited pro forma condensed combined balance sheets as of October 31, 2002 and September 30, 2002 and unaudited pro forma condensed combined statements of operations for the nine months ended October 31, 2002 and September 30, 2002 and the twelve months ended January 31, 2002 and December 31, 2001 for BEA and CrossLogix, respectively. (2)

99.2	Audited financial statements of CrossLogix for the years ended December 31, 2002 and December 31, 2001. (2)

99.3	Unaudited pro forma condensed combined balance sheets as of January 31, 2003 and December 31, 2002 and unaudited pro forma condensed combined statements of operations for the fiscal year ended January 31, 2003 and December 31, 2002 for BEA and CrossLogix, respectively.

(1)	Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K, filed February 14, 2003.

(2)	Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K/A, filed April 21, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEA SYSTEMS, INC.

By:	/s/ WILLIAM M. KLEIN
Name: Title:	William M. Klein Executive Vice President and Chief Financial Officer

Date: July 15, 2003

Index to Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger dated January 28, 2003, by and among BEA Systems, Inc., Cardinal Acquisition Corp., CrossLogix, Inc., Kenneth Schroeder and Mark Moriconi. (1)

23.1	Consent of PricewaterhouseCoopers LLP, independent accountants.

99.1	Unaudited pro forma condensed combined balance sheets as of October 31, 2002 and September 30, 2002 and unaudited pro forma condensed combined statements of operations for the nine months ended October 31, 2002 and September 30, 2002 and the twelve months ended January 31, 2002 and December 31, 2001 for BEA and CrossLogix, respectively. (2)

99.2	Audited financial statements of CrossLogix for the years ended December 31, 2002 and December 31, 2001. (2)

99.3	Unaudited pro forma condensed combined balance sheets as of January 31, 2003 and December 31, 2002 and unaudited pro forma condensed combined statements of operations for the fiscal year ended January 31, 2003 and December 31, 2002 for BEA and CrossLogix, respectively.

(1)	Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K, filed February 14, 2003.

(2)	Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K/A, filed April 21, 2003.